SUPPLEMENT dated May 30, 2008

To the PROSPECTUS of

Mellon Capital Large Cap Growth Fund

Mellon Capital Micro Cap Fund

Dated February 1, 2008

Fund Liquidation

Effective May 30, 2008, the Board of Trustees of Mellon Institutional Funds Investment Trust approved a proposal to liquidate and dissolve the Large Cap Growth Fund and the Micro Cap Fund. It is currently expected that the liquidation and dissolution of the Fund will be effective on or before the close of business on July 31, 2008.

Prior to each Fund’s liquidation and dissolution, shareholders will be entitled to exchange out of a Fund or redeem their shares in the manner set forth in the Fund’s current prospectus. In light of its impending liquidation and dissolution, each Fund is closed to new investments other than reinvestment of dividends, effective from and after June 2, 2008.

In connection with winding up each Fund’s affairs and liquidating all of its assets, a Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE

SUPPLEMENT dated May 30, 2008

To the STATEMENT OF ADDITIONAL INFORMATION of

Standish Mellon Intermediate Tax Exempt Bond Fund

Dated February 1, 2008

The following information supersedes and replaces any contrary information contained in the Statement of Additional Information on page 24 under the caption “Management - Investment Adviser”:

The adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the fund to 0.45% of the fund’s average daily net assets. Standish Mellon may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE